================================================================================


                                  United States
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549
                             -----------------------


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 13, 2003
                             -----------------------


                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)
                             -----------------------

         California                     0-11071                   84-0685613
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)

                  9333 Oso Avenue, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)



               ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



================================================================================

Item 9.  Regulation FD Disclosure.

     On November 13, 2003, Image Entertainment, Inc. issued a press release announcing its second quarter earnings and held a telephonic conference call with simultaneous Web cast beginning at 4:30 PM Eastern time to discuss its financial results for its second quarter and six months ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

     A recording of the call is available until November 20, 2003. To access the recording, dial (800) 428-6051 and enter the reservation number of 311660. International participants please dial (973) 709-2089 and use the same reservation number. A Web cast of the call is also available at www.image-entertainment.com and through CCBN at www.fulldisclosure.com.


Item 12.  Disclosure of Results of Operations and Financial Condition.

     On November 13, 2003, Image Entertainment, Inc. issued a press release detailing the transaction described in Item 9 herein.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                IMAGE ENTERTAINMENT, INC.
                                                Registrant


Dated:     November 13, 2003               By:  /s/ JEFF M. FRAMER
                                                --------------------------------
                                                Name     Jeff M. Framer
                                                Title:   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         ------------------------------------------------------------

    99              Press Release dated November 13, 2003.